UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820, New York, New York 10111

(Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1(a). Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

NINETY-FIFTH ANNUAL REPORT

2023

[2]

SIGNS OF THE TIMES

“We have a financial system that is dependent on asset prices going up…. We have an economy that is based on asset prices going up. If they don’t go up, there are problems. There are problems because there is so much debt, and there are such high expectations in terms of P/E ratios and the like, that…it’s precarious at some point. I’m not saying get out. I’m just saying assets have to go up or else the economy will not do well.” (Bill Gross, Bloomberg Odd Lots, September 13, 2023)

“The US federal government is issuing $776 billion in marketable debt per quarter to fund a deficit running at around 7% of GDP – a shocking number at a time of near-full employment. According to Bloomberg, annualized interest payments on the federal debt exceeded $1 trillion at the end of last month – a figure that has doubled over the past 19 months. This quarter, for the first time since World War II (with the sole exception of the first quarter of 1998) interest payments will exceed defense spending.” (Niall Ferguson, Bloomberg, November 19, 2023)

“The U.S. economy has been running, improbably, with an unemployment rate under 4% for nearly two years. That isn’t just a holdover from pandemic bottlenecks, when employers let millions of people go and then struggled to find workers when demand roared back, economists and business leaders say. It is a storm that has been brewing for decades, flaring up most recently in the form of worker strikes at automakers and airlines. Labor shortages are turning into a long-term labor crisis that could push wages and turnover higher.

“Work experts have warned for years that the combination of baby boomer retirements, low birthrates, shifting immigration policies and changing worker preferences is leaving U.S. employers with too few workers to fill job openings. While the labor market is softening, none of those factors are expected to change dramatically in the coming years.” (Lauren Weber and Alana Pipe, The Wall Street Journal, September 25, 2023)

“The recent surge of migrants at our southern border, which reached a high in December, has, at long last, brought Democrats and Republicans closer to agreement on one thing: the need for immediate attention to our broken immigration system.

“We have an underfunded immigration apparatus that is swaddled in bureaucracy, complicated beyond imagination, bound by decades-old international agreements, paralyzed by divisive politics and barely functional under the best of circumstances.…

“In fiscal year 2023 alone (from October 2022 to September 2023), the United States had two and a half million ‘encounters’ along its 2,000-mile border with Mexico, according to U.S. Customs and Border Protection. That is over two and a half times the number just four years ago, overwhelming the ability of governmental bodies — border patrol, immigration courts, human services agencies — to manage the flow.” (Steven Rattner and Maureen White, The New York Times, January 9, 2024)

“Ice cover in North America’s Great Lakes has hit its lowest level for 50 years after an unusually warm start to the winter, continuing a decline that is being closely monitored for its links to climate change. According to data from the Great Lakes Environmental Research Laboratory, just 0.43 per cent of the interconnected lakes was covered with ice on Thursday compared with an average of 10.6 per cent for this time of year over the past half-century.” (Kenza Bryan and Steven Bernard, The Financial Times, January 5, 2024)

[3]

“Shortly after the launch of ChatGPT, the Atlantic drew up a list of the greatest threats to the 166-year-old publication from generative artificial intelligence. At the top: Google’s embrace of the technology.

“About 40% of the magazine’s web traffic comes from Google searches, which turn up links that users click on. A task force at the Atlantic modeled what could happen if Google integrated AI into search. It found that 75% of the time, the AI-powered search would likely provide a full answer to a user’s query and the Atlantic’s site would miss out on traffic it otherwise would have gotten.” (Keach Hagey, Miles Kruppa, Alexandra Bruell, The Wall Street Journal, September 15, 2023)

“Novo Nordisk is the company behind the first game-changing treatments that are used for obesity: Wegovy and Ozempic. Before these drugs, the only truly effective treatment was bariatric surgery, which is expensive and sometimes risky. Now there is a simple injection.

“A safe and readily available treatment for obesity could have a huge impact on human health, while also generating savings on treating other diseases. Obesity will affect an estimated 1bn people by 2030 – with all the associated impact that has on rates of diabetes, heart disease and mobility. In the US alone, the economy loses up to $30bn a year in sick days due to the condition, according to research from Cornell.” (Hannah Kuchler, The Financial Times, December 19, 2023)

“While official figures are no longer available, Xiong Bingqi, director of the Beijing-based 21st Century Education Research Institute, estimated that just half of the 11.58 million students that graduated from Chinese institutions of higher education this year have landed a job or been admitted to postgraduate study. Of that half, 1 million were absorbed into the public sector via the civil service, while roughly 2 million either went to study overseas or at a graduate school at home.” (Mandy Zuo, South China Morning Post, December 19, 2023)

“China is doubling down on manufacturing to reboot its economy after a turbulent year, a strategy that risks igniting new tensions over trade as countries step up support for prized industries and global growth teeters... A drawn-out property crunch means Beijing can no longer rely on debt-fueled real-estate investment to power the economy, and officials have shown little appetite to shift activity decisively toward consumer spending.

“The result: Capital is pouring into factories as Beijing tries to nudge China’s supertanker economy onto what it hopes will be a healthier trajectory. Central to that ambition is a plan to dominate global markets in emerging industries, such as electric vehicles, batteries and renewable-energy gear....The hope is that growth in what Chinese officials refer to as the ‘New Three’ industries and other favored sectors will help China’s economy banish the specters of deflation and Japan-style stagnation as a real-estate crunch weighs heavily on construction, investment and consumer confidence. Longer-term, Beijing wants these and other high-tech manufacturing industries to be in the vanguard of its push to eventually unseat the U.S. as the world’s largest economy, while also helping it grow richer and weather the pressure of an aging and shrinking population.” (Jason Douglas, The Wall Street Journal, January 18, 2024)

“Many companies no longer utter these three letters: E-S-G. Following years of simmering investor backlash, political pressure and legal threats over environmental, social and governance efforts, a number of business leaders are now making a conscious effort to avoid the once widely used acronym for such initiatives…. Advisers are coaching executives on alternative ways to describe their efforts, proposing new terms like ‘responsible business.’” (Chip Cutter and Emily Glazer, The Wall Street Journal, January 9, 2024)

[4]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1998	$476,463,575	$31.43						$301,750,135
1999	590,655,679	35.05	$.26	$2.34		$2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894
2021	1,332,590,581	48.87	.92	2.83		3.75		894,323,472
2022	1,132,835,676	40.48	.55	1.90		2.45		668,155,780
2023	1,319,864,836	46.49	.50	1.35		1.85		841,232,972

Dividends and distributions for the 25-year period:			$9.46	$37.79		$47.25

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 29, 2023 (the last trading day of the year), the closing market price was $37.77 per share.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2023, as audited by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2023	December 31, 2022
Net assets	$1,319,864,836	$1,132,835,676
Net assets per share of Common Stock	46.49	40.48
Shares of Common Stock outstanding	28,387,828	27,988,252

Comparative operating results are as follows:

	Year 2023		Year 2022
Net investment income	$14,398,068		$14,664,129
Per share of Common Stock	.51	*	.54 *
Net realized gain from investment transactions	36,160,458		52,832,845
Increase (decrease) in net unrealized appreciation of investments	173,077,192		(226,167,692)
Increase (decrease) in net assets resulting from operations	223,635,718		(158,670,718)

*Per-share data are based on the average number of Common shares outstanding during the year.

The Corporation declared two distributions to holders of Common Stock in 2023, $.20 per share paid on June 27 in cash and $1.65 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the total $1.85 paid, $.50 represents ordinary income and $1.35 represents long-term capital gains. A separate tax notice has been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 45% of the outstanding shares of Common Stock elected stock, and they received 563,358 Common shares at a price of $36.80 per share.

During 2023, the Corporation purchased 163,782 shares of its Common Stock at an average price of $35.61 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders increased by 20.5% during 2023. Over the same period, Central’s shares returned 18.9%. For comparative purposes, the S&P 500 Index increased by 26.3% while the Russell 2000, a broad index composed of smaller companies, increased by 16.9%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	12.2%	12.4%	12.0%
20	10.7%	10.5%	9.7%
30	11.5%	11.2%	10.1%
40	12.2%	12.1%	11.3%
50	13.7%	14.4%	11.2%

The U.S. economy remained resilient in 2023 as inflation moderated from the high-single digit level seen in 2022. Unemployment rose slightly from its 50-year low, and consumer spending remained strong. Fiscal policy remained strongly expansionary with the federal budget deficit exceeding 6% of GDP.

The Federal Reserve continued to tighten monetary policy by raising interest rates four additional times and by continuing to run off its bond portfolio, resulting in upward pressure on long-term interest rates. The ten-year treasury note reached a post-financial crisis high of 5% before pulling back at year-end. Existing home sales fell to the lowest level in more than two decades, as interest rates for new mortgages rose well above most owners’ existing rates.

Concerns about geopolitical risks and global supply-chain dependencies escalated again in 2023. Russia’s continuing invasion of Ukraine raised questions about the political will of western countries to support Ukraine. Terrorist attacks by Hamas on October 7 drew Israel into a war in Gaza that threatens to expand into a regional conflict. Both these situations as well as potential conflicts in Taiwan and Guyana have led some to question the ability or willingness of the United States to support and maintain a rules-based global order. The long-term impacts of a less stable, more multi-polar world remain unclear, and markets seem to have priced in little potential risk from broadening hostilities or decoupling of the global economy.

Growth stocks rallied strongly on the improved inflation outlook despite slowing economic growth, higher interest rates, modest changes in aggregate earnings estimates, and heightened geopolitical concerns. The contribution of seven large-cap stocks to the performance of the S&P 500 Index—Apple, Alphabet, Amazon, Meta, Microsoft, Nvidia, and Tesla—was notable in 2023. The “Magnificent Seven” contributed 16 points of the index’s 26% return for the year and accounted for almost 28% of the total value of the index at year-end. Weighting each of the 500 companies in the S&P 500 Index equally, the index returned less than 14%. Of the seven companies noted above, Central owns shares in Alphabet, Amazon, Meta, and Microsoft; in aggregate they contributed seven points of our return for the year and had a year-end weighting in our portfolio of 12.6%.

Central maintained its approach of investing for the long term. We initiated two new positions during the year in Visa and Teledyne Technologies. Visa is the leading global consumer payments network, while Teledyne is a manufacturer of digital imaging and electronic instrumentation components and systems used for aerospace and defense, industrial, sub-sea, and research applications. We added modestly to our positions in Amazon, Charles Schwab, Coherent, and Kennedy-Wilson. We trimmed existing positions in Alphabet, American Express, Analog Devices, Brady, Hess, JPMorgan Chase, Intel, Microsoft, and Motorola. We ended the year with 30 holdings, up from 28 last year. The most significant positive contributors to Central’s 2023 results on an absolute basis, in order of importance, were Plymouth Rock, Alphabet, and Meta. The largest detractors from our performance were Charles Schwab and Wolfspeed.

[7]

Central’s largest and most important investment remains Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage more than $1.9 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania.

In 2023 Plymouth Rock maintained its focus on underwriting profitability and the adequacy of rates amid continued increases in claims costs. A more complete discussion of Plymouth Rock’s year will be contained in its 2023 annual report which we expect will be available in April. The most current annual report may be found at www.plymouthrock.com/about/financial-information/annual-reports.

Central is an independent, internally managed closed-end investment company. Our primary objective is long-term growth of capital through the ownership of equity stakes in select companies operating in diverse industries. We aspire to invest with a time horizon of at least five years and attempt to construct a portfolio with some degree of opposing risks. Honest and capable management working in the long-term interest of all stockholders is of the utmost importance in our appraisal of investments. Finally, we attempt to purchase investments at a reasonable, if not a bargain price. Our approach requires intimate knowledge of the business and management of the companies we own. We believe Central’s ability to take a long-term view is advantageous to our stockholders.

A statement of Central’s investment objectives, principal investment policies and the principal risks associated with an investment in Central’s common stock is provided beginning on page 25 of this report. We also include Management’s Discussion of Performance, beginning on page 9.

Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd         Andrew J. O’Neill

630 Fifth Avenue
New York, New York 10111
January 31, 2024

It is with a great sense of loss and sorrow that we inform you of the unexpected deaths of two of Central’s Directors of long-standing, Jay R. Inglis, Esq. on January 28, 2024, and Professor David C. Colander on December 4, 2023. Mr. Inglis served on Central’s Board of Directors since 1973 and Professor Colander since 2009.

Jay Inglis was a man of outstanding breadth, who was an astute political observer and brought legal and financial expertise to our board. He was unusually insightful about people and was able to use that insight to analyze the actions of managements in important ways. Thus, his contributions to Board discussions often opened up new patterns of thought. His perspective was enriched by his high ethical standards and his unflagging intellectual energy. He was a sincere and devoted friend and buoyant spirit. His presence will be sorely missed by all.

Dave Colander, an acclaimed economist at Middlebury College, brought a wealth of experience and a unique perspective to our discussions. Widely recognized as a brilliant teacher, he authored, co-authored or edited more than 40 books and 100 academic journal articles, including one of the leading economic textbooks. At Central, we deeply valued his clarity of thought and particular knack for illuminating the interaction of politics and economics. His probing questions and strong humanitarian values always had a part in his perspectives and were much appreciated. We will miss him very much indeed.

[8]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

CET NAV
CET Market
S&P 500 Index
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Central’s results to December 31, 2023 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	20.54%	18.85%	26.26%
5 Year	15.84%	15.54%	15.67%
10 Year	12.18%	12.35%	12.02%
15 Year	13.41%	13.62%	13.95%
20 Year	10.65%	10.51%	9.69%
25 Year	9.56%	9.63%	7.55%
Value of $10,000 invested for the 25-year period	$98,103	$99,702	$61,744

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[9]

MANAGEMENT DISCUSSION OF PERFORMANCE

The Corporation’s net asset value, adjusted for the reinvestment of distributions to stockholders, increased by 20.5% during 2023 while Central’s shares returned 18.9%. The S&P 500 Index returned 26.3% during 2023 driven by outsized gains of a limited number of megacap tech stocks. The Russell 2000 Index increased by 16.9%.

Economic conditions entering 2023 were somewhat cloudy, with many analysts factoring a recession into their forecasts. Some of the more bearish outlooks discussed the high interest rate backdrop, fears of a consumer pullback, risks to corporate earnings, and geopolitical uncertainties. However, mounting expectations for a dovish Federal Reserve pivot, continued spending by the U.S. consumer, and resilient corporate earnings overcame hard-landing fears and gave way to a broader soft- or no-landing economic consensus.

Consequently, U.S. equities were higher overall in 2023, with the Dow Jones Industrial Average and Standard & Poor’s 500 Index more than erasing their 2022 declines. The Dow set a fresh all-time high while the S&P ended the year close to its January 2022 record close. The trend for the S&P was generally higher, though stocks pulled back in the third quarter before rallying into year-end. Strong rallies by several megacap tech names (dubbed the “Magnificent Seven”) drove a majority of the overall index performance of the S&P 500, and narrow market leadership remained a nagging concern for much of the year.

Central maintained its approach of investing in a limited number of companies operating in diverse industries. We tend to hold these companies for the long term, participating in the growth of earnings and cash flow over time rather than seeking to add value by trading between companies and sectors. We focus on bottom-up fundamentals rather than a top-down allocation of investments to economic sectors. We seek to construct a portfolio with opposing risks and without dependence upon any one theme or sector. During 2023, Central trimmed some of its appreciated positions that resulted in an increase in our average cash position to approximately 9% of assets. Our cash is invested in short-term U.S. Treasury bills or a money market fund also holding Treasury securities. These short-term investments provided a mid-single digit return as short-term interest rates continued to increase throughout much of the year.

Central maintained its significant investment in The Plymouth Rock Company, a privately-issued, illiquid security. Plymouth Rock was the biggest positive contributor to Central’s absolute performance in 2023, although its return lagged the S&P 500 Index. While Plymouth Rock’s 2023 full year financial information is not yet available, we expect that the company’s book value will increase from the prior year due to the performance of its equity investments. We also believe that the company avoided significant operating losses from adverse weather events. Plymouth Rock paid two dividends to Central that added to our return in 2023.

Other significant positive contributors to Central’s absolute result were Alphabet, Meta Platforms and Analog Devices. Alphabet, the parent company of Google, provides web-based search, advertising, mobile software and other internet services. It returned over 58% for the year to Central as top-line pressures proved to be less than feared, and cost-cutting actions improved profit margins.

Meta, the parent of Facebook and Instagram, engages in the development of social media applications. It builds technology that helps people connect, find communities, and grow businesses. Meta was Central’s best performing stock in 2023, almost tripling in value, thanks to an improvement in earnings from the company’s cost-cutting program and an improved revenue outlook.

Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing and power management. It is Central’s largest publicly traded portfolio company investment and returned 23% for the year as worries over an inventory correction and weaker end-demand moderated by the end of 2023.

[10]

Significant detractors from performance on an absolute basis were Charles Schwab and Wolfspeed. Charles Schwab stock declined 10% for Central in the face of rising interest rates which pressured the company’s earnings from net interest margin, a key source of profitability, despite the continued increase in customer assets. Wolfspeed, a small position for Central, encountered setbacks during start-up of its new silicon carbide manufacturing facilities and the stock declined 37%.

Among the Corporation’s other large investments, Amazon.com and Capital One were strong contributors to Central’s performance. Progressive, American Express and Motorola Solutions had positive returns that lagged the broader stock market.

[11]

TEN LARGEST INVESTMENTS

December 31, 2023

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company Class A	$0.7	$304.1	23.0%	1982
Plymouth Rock underwrites and services over $1.9 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Analog Devices, Inc.	5.5	87.4	6.6	1987

Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing and power management. It has $12 billion in global product sales to industrial, communications, automotive and consumer end-markets.

Progressive Corporation	25.7	69.3	5.2	2015
Progressive earns over $58 billion in auto, home and other specialty insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.
Alphabet Inc. Class A	23.9	66.4	5.0	2015
Alphabet provides web-based search, advertising, mobile software and other internet services at global scale. Alphabet’s $300 billion in revenues are predominantly from advertising.
Hess Corporation	15.1	52.6	4.0	2017

Hess Corporation engages in the exploration, development, production, transportation, purchase and sale of crude oil, natural gas liquids and natural gas. Hess has production facilities in the U.S., Asia and South America.

Motorola Solutions, Inc.	6.4	50.1	3.8	2000

Motorola Solutions, with sales of around $10 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.

The Charles Schwab Corporation	25.7	48.2	3.6	2016
Charles Schwab provides brokerage, banking and investment services to individuals, advisors and institutions and over $8 trillion in client assets. Schwab’s revenues were almost $19 billion in 2023.
AON plc Class A	29.1	43.7	3.3	2020
AON is a professional services provider, comprised of risk, insurance brokerage, consulting and human capital advisory services, with approximately $13 billion in revenues.
American Express Company	19.8	43.1	3.3	2015
American Express is a global payment and travel company, offering charge and credit cards and travel services to consumers and businesses. AmEx generates revenues of $60 billion.
Capital One Financial Corporation	17.6	39.3	3.0	2013
Capital One is one of the 10 largest banks in the U.S., with assets of more than $475 billion and deposits of over $345 billion.

[12]

DIVERSIFICATION OF INVESTMENTS

December 31, 2023

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2023	2022*
Common Stocks:
Insurance Underwriters	2	$ 26,445,787	$ 373,423,600	28.3%	27.8%
Diversified Financial	4	78,703,842	147,506,950	11.2	10.4
Technology Hardware and Equipment	4	49,176,491	117,176,000	8.9	9.7
Semiconductor	3	13,498,040	114,863,100	8.7	8.5
Communication Services	2	54,218,092	101,748,750	7.7	5.0
Health Care	4	39,972,249	62,019,900	4.7	5.7
Software and Services	2	4,799,146	59,522,380	4.5	1.9
Energy	1	15,053,446	52,618,400	4.0	5.6
Retailing	2	17,574,478	51,473,440	3.9	2.4
Insurance Brokers	1	29,112,181	43,653,000	3.3	4.0
Diversified Industrial	2	25,149,859	41,466,000	3.1	5.1
Real Estate	2	30,940,166	36,386,000	2.7	3.4
Banks	1	10,000,771	34,020,000	2.6	2.7
Short-Term Investments	3	81,537,229	81,537,229	6.2	7.7

*Certain amounts from 2022 have been reclassified to conform with 2023 presentation.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2023

(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2023
AerCap Holdings N.V.	—	50,000	400,000
Alphabet Inc. Class A	—	25,000	475,000
Kennedy-Wilson Holdings, Inc.	50,000	—	1,050,000
Motorola Solutions, Inc.	—	10,000	160,000
Teledyne Technologies Incorporated	10,000	—	40,000

[13]

STATEMENT OF INVESTMENTS

December 31, 2023

Shares		Value
COMMON STOCKS 93.6%
	Banks 2.6%
200,000	JPMorgan Chase & Co.	$34,020,000

	Communications Services 7.7%
475,000	Alphabet Inc. Class A (a)	66,352,750
100,000	Meta Platforms Inc. Class A (a)	35,396,000
		101,748,750

	Diversified Financial 11.2%
230,000	American Express Company	43,088,200
300,000	Capital One Financial Corporation	39,336,000
700,000	The Charles Schwab Corporation	48,160,000
65,000	Visa Inc. Class A	16,922,750
		147,506,950

	Diversified Industrial 3.1%
400,000	AerCap Holdings N.V. (a)	29,728,000
200,000	Brady Corporation Class A	11,738,000
		41,466,000

	Energy 4.0%
365,000	Hess Corporation	52,618,400

	Health Care 4.7%
90,000	Johnson & Johnson	14,106,600
185,000	Medtronic plc	15,240,300
200,000	Merck & Co., Inc.	21,804,000
300,000	Roche Holding AG ADR	10,869,000
		62,019,900

	Insurance Brokers 3.3%
150,000	AON plc Class A	43,653,000

	Insurance Underwriters 28.3%
28,424	The Plymouth Rock Company Class A (b)(c)	304,136,800
435,000	Progressive Corporation	69,286,800
		373,423,600

	Real Estate 2.7%
1,050,000	Kennedy-Wilson Holdings, Inc.	12,999,000
700,000	Rayonier Inc.	23,387,000
		36,386,000

[14]

Shares		Value
	Retailing 3.9%
225,000	Amazon.com, Inc. (a)	$34,186,500
11,000	Mercadolibre, Inc. (a)	17,286,940
		51,473,440

	Semiconductor 8.7%
440,000	Analog Devices, Inc.	87,366,400
400,000	Intel Corporation	20,100,000
170,000	Wolfspeed, Inc. (a)	7,396,700
		114,863,100

	Software and Services 4.5%
80,000	Microsoft Corporation	30,083,200
54,000	Roper Technologies, Inc.	29,439,180
		59,522,380

	Technology Hardware and Equipment 8.9%
400,000	Coherent Corp. (a)	17,412,000
200,000	Keysight Technologies, Inc. (a)	31,818,000
160,000	Motorola Solutions, Inc.	50,094,400
40,000	Teledyne Technologies Incorporated (a)	17,851,600
		117,176,000

	Total Common Stocks (cost $394,644,548)	1,235,877,520

SHORT-TERM INVESTMENTS 6.2%
	Money Market Fund 0.9%
11,689,362	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	11,689,362
Principal
	U.S. Treasury Bills 5.3%
$70,000,000	U.S. Treasury Bills 5.31%-5.37%, due 1/9/24-1/23/24 (d)	69,847,867

	Total Short-Term Investments (cost $81,537,229)	81,537,229

	Total Investments (cost $476,181,777) (99.8%)	1,317,414,749

	Cash, receivables and other assets less liabilities (0.2%)	2,450,087

	Net Assets (100%)	$1,319,864,836

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c)Valued based on Level 3 inputs. See Note 2.

(d)Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[15]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Assets:
Investments:
Securities of unaffiliated companies (cost $393,933,948) (Note 2)	$931,740,720
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	304,136,800
Short-term investments (cost $81,537,229) (Note 2)	81,537,229	$1,317,414,749
Cash, receivables and other assets:
Cash	895,639
Dividends receivable	954,643
Leasehold improvements, furniture and equipment, net	1,349,144
Operating lease right-of-use asset	2,534,397
Other assets	122,758	5,856,581
Total Assets		1,323,271,330
Liabilities:
Accrued expenses and other liabilities	246,447
Operating lease liability	3,160,047
Total Liabilities		3,406,494
Net Assets		$1,319,864,836
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 28,387,828 (Note 3)		$28,387,828
Surplus:
Paid-in	$446,050,352
Total distributable earnings, including net unrealized appreciation of investments	845,426,656	1,291,477,008
Net Assets		$1,319,864,836
Net Asset Value Per Common Share (28,387,828 shares outstanding)		$46.49

See accompanying notes to financial statements.

[16]

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income
Income:
Dividends from unaffiliated companies (net of foreign withholding taxes of $134,339)	$10,122,788
Dividends from affiliated companies (Note 5)	7,224,244
Interest	3,859,707	$21,206,739

Expenses:
Investment research	2,419,155
Administration and operations	2,094,247
Occupancy and office operating expenses	798,224
Directors’ fees	566,000
Information services and software	256,375
Legal, auditing and tax preparation fees	193,699
Stockholder communications and meetings	103,544
Franchise and miscellaneous taxes	102,155
Transfer agent, registrar and custodian fees and expenses	73,037
Miscellaneous	202,235	6,808,671
Net investment income		14,398,068

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	36,160,458
Increase in net unrealized appreciation of investments in unaffiliated companies	127,598,792
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	45,478,400
Net gain on investments		209,237,650
Increase in Net Assets Resulting from Operations		$223,635,718

See accompanying notes to financial statements.

[17]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	2023	2022
From Operations:
Net investment income	$14,398,068	$14,664,129
Net realized gain from investment transactions	36,160,458	52,832,845
Increase (decrease) in net unrealized appreciation of investments	173,077,192	(226,167,692)
Increase (decrease) in net assets resulting from operations	223,635,718	(158,670,718)
Distributions To Stockholders:
From distributable earnings	(51,505,653)	(66,706,890)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	20,731,575	28,210,809
Issuance of shares of Common Stock to directors	—	142,030
Cost of treasury stock purchased	(5,832,480)	(2,730,136)
Increase in net assets from capital share transactions	14,899,095	25,622,703
Total increase (decrease) in net assets	187,029,160	(199,754,905)
Net Assets:
Beginning of year	1,132,835,676	1,332,590,581
End of year	$1,319,864,836	$1,132,835,676

See accompanying notes to financial statements.

[18]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2023

Cash Flows from Operating Activities:
Increase in net assets from operations		$223,635,718
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$62,057,319
Purchases of securities	(45,525,044)
Return of capital received from portfolio companies	1,062,755
Net decrease in short-term investments	5,597,457
Net realized gain from investments	(36,160,458)
Increase in net unrealized appreciation of investments	(173,077,192)
Reimbursement from landlord for renovation costs	305,444
Non-cash operating lease expense	146,917
Depreciation and amortization	71,367
Changes in operating assets and liabilities:
Increase in dividends receivable	(45,739)
Decrease in other assets	4,862
Decrease in accrued expenses and other liabilities	(11,236)
Total adjustments		(185,573,548)
Net cash provided by operating activities		38,062,170
Cash Flows from Investing Activities:
Cash paid for leasehold improvements, furniture and equipment	(1,201,250)
Cash used in investing activities		(1,201,250)
Cash Flows from Financing Activities:
Dividends and distributions paid	(30,774,078)
Treasury stock purchased	(5,832,480)
Cash used in financing activities		(36,606,558)
Net increase in cash		254,362
Cash at beginning of year		641,277
Cash at end of year		$895,639

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$20,731,575

See accompanying notes to financial statements.

[19]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for utilities and for increases in building operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[20]

NOTES TO FINANCIAL STATEMENTS — Continued

The Corporation’s investments as of December 31, 2023 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$931,740,720	—	$304,136,800	$1,235,877,520
Short-term investments	11,689,362	$69,847,867	—	81,537,229
Total	$943,430,082	$69,847,867	$304,136,800	$1,317,414,749

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2022	$258,658,400
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	45,478,400
Balance as of December 31, 2023	$304,136,800

Unrealized appreciation of Level 3 investments still held as of December 31, 2023 increased during the year by $45,478,400, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of December 31, 2023, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.9; average: 1.7); price-to-historical earnings (range: 11.3–37.8; average: 23.0); and price-to-forward earnings estimates (range: 17.0–38.6; average: 27.7). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock and Dividend Distributions—The Corporation purchased 163,782 shares of its Common Stock in 2023 at an average price of $35.61 per share representing an average discount from net asset value of 18.3%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2023, $.20 per share paid on June 27 in cash and $1.65 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 21 distribution, 184,454 treasury shares were distributed and 378,904 shares of Common Stock were issued, all at a price of $36.80 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $13,907,821 and long-term capital gain $37,597,832; for 2022, it was $14,975,253 and $51,731,637, respectively. As of December 31, 2023, for tax purposes, undistributed ordinary income was $1,790,070 and undistributed long-term realized capital gain was $2,340,106. Dividends and distributions are determined in accordance with income tax

[21]

NOTES TO FINANCIAL STATEMENTS — Continued

regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; for the year ended December 31, 2023 such adjustments were approximately $519,000 primarily due to non-deductible employee compensation.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2023, excluding short-term investments, were $45,525,044 and $62,057,319, respectively.

As of December 31, 2023, the tax cost of investments was $476,181,777. Net unrealized appreciation was $841,232,972 consisting of gross unrealized appreciation and gross unrealized depreciation of $849,440,669 and $8,207,697, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2023, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $45,478,400 and the Corporation received dividends of $7,224,244 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer and President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2023, the Corporation’s only restricted security was 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had an estimated fair value of $304,136,800 at December 31, 2023, which was equal to 23.0% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2023.

8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2023 was $3,568,500.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2023, the Corporation contributed $246,600 to the plan, which represented 15% of total qualifying compensation.

9. Operating Lease—The Corporation leases office space under a lease that was amended effective April 27, 2022 to extend the lease term until June 30, 2033. The lease includes fixed payments for occupancy and variable payments for certain utilities and for the Corporation’s share of increases in building operating expenses and real estate taxes.

The lease extension was accounted for as a lease modification as of the effective date. The Corporation determined that the lease was an operating lease. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding right-of-use asset at approximately $2.9 million, which was the present value of the fixed payments less estimated incentive payments to be received under the lease using a discount rate of 4.89%.

Total lease expense for the year ended December 31, 2023 was $412,025 substantially all of which was operating lease cost.

[22]

NOTES TO FINANCIAL STATEMENTS — Continued

Fixed amounts due under the lease as of December 31, 2023 are as follows:

2024	$413,475
2025	413,475
2026	413,475
2027	413,475
2028	430,014
2029-2033	2,009,489
Total undiscounted lease payments	4,093,403
Less: lease incentives receivable	(108,031)
Less: imputed interest	(825,325)
Total lease liability	$3,160,047

[23]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2023. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value, beginning of year	$40.48	$48.87	$39.49	$38.42	$30.02
Net investment income (a)	.51	.54	.83	.70	.47
Net realized and unrealized gain (loss) on securities (a)	7.50	(6.35)	12.64	2.20	9.38
Total from investment operations	8.01	(5.81)	13.47	2.90	9.85
Less:
Dividends from net investment income	.50	.55	.86	.70	.47
Distributions from capital gains	1.35	1.90	2.89	1.00	.88
Total distributions	1.85	2.45	3.75	1.70	1.35
Net change from capital share transactions	(.15)	(.13)	(.34)	(.13)	(.10)
Net asset value, end of year	$46.49	$40.48	$48.87	$39.49	$38.42
Per share market value, end of year	$37.77	$33.39	$44.58	$32.64	$33.10
Total return based on market (%)	18.85	(19.89)	49.39	4.12	39.03
Total return based on NAV (%)	20.54	(11.47)	35.26	8.39	33.31
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,319,865	$1,132,836	$1,332,591	$1,036,336	$994,595
Ratio of expenses to average net assets (%)	.56	.50	.54	.66	.66
Ratio of net investment income to average net assets (%)	1.19	1.22	1.75	1.94	1.32
Portfolio turnover rate (%)	4.10	.37	9.12	11.93	7.00

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[24]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the Corporation), including the statement of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2023, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or the investee directly. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, New York
February 1, 2024

[25]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES,
AND PRINCIPAL RISKS

Investment Objective and Principal Investment Policies

The Corporation’s investment objective is long-term growth of capital. Income received from investments is a secondary consideration.

In pursuing its investment objective, the Corporation invests primarily in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. It is Central’s goal to own companies that it believes will generate superior returns when compared with the broad market and preserve the Corporation’s capital in an inflationary environment. A guiding principle is the consideration of equity securities as units of ownership of a business and the purchase of them when the price appears to be low in relation to the value of the total enterprise. The Corporation’s objective may be changed without a vote of a majority of the Corporation’s voting securities.

Central owns a limited number of companies, and it invests for the long-term. Honest management working in the interests of all shareholders is of the utmost importance in the appraisal of investments. The Corporation may sell securities for a variety of reasons, including excessive valuation, deteriorating results or to redeploy assets into more promising opportunities.

The Corporation is not restricted as to the types of securities (e.g., equity, fixed income) in which it invests. The Corporation may invest in securities of issuers with any market capitalization. The Corporation is not required to be fully invested in securities and generally maintains a portion of its total assets in cash and securities considered to be cash equivalents.

The Corporation has not adopted the practice of concentrating its investments in any particular industry or group of industries and does not contemplate changing its policy or restricting its field of investment. The Corporation is permitted to borrow money, subject to the limits of the Investment Company Act of 1940, as amended. These are fundamental policies and may not be changed without a vote of a majority of the Corporation’s voting securities.

The Corporation also has fundamental policies relating to the issuance of senior securities, the underwriting of securities of other issuers, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of a majority of the Corporation’s voting securities. The Corporation has a non-fundamental policy permitting it to engage in the writing, sale and purchase of options and may make short sales. The Corporation has not utilized these policies in recent years and does not contemplate using any one of them in an amount greater than 5% of the Corporation’s assets unless stockholders are notified of such intention at least 60 days in advance.

Principal Risks

As with any investment, you could lose all or part of your investment in the Corporation, and the Corporation’s investment performance could trail that of other investments. Investment in the Corporation is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Corporation’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

An investment in the Corporation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[26]

The Corporation has a substantial portion of its assets invested in the common stock of The Plymouth Rock Company, a privately issued, illiquid security.  The investment in Plymouth Rock is subject to many of the risks described further below.

Market Risk. The market values of the Corporation’s investments may decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises.

Active Management Risk. Performance of individual securities can vary widely. The investment decisions of management of the Corporation may cause the Corporation to underperform other investments or benchmark indices. The Corporation may also underperform other investment companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company. An issuer in which the Corporation invests may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Corporation’s performance. The Corporation may not buy securities at the lowest possible prices or sell securities at the highest possible prices.

Non-Diversification Risk. The Corporation is a “non-diversified” investment company, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Corporation has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Corporation’s NAV.

Sector Risk. At times, the Corporation may have a significant portion of its assets invested in securities of companies conducting business within one or more broad economic sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Corporation more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. In addition, at times, an economic sector that the Corporation is invested in may be out of favor and underperform other sectors or the market as a whole.

Illiquid Investments Risk. The Corporation may invest a significant portion of its net assets in illiquid investments. An illiquid investment is any investment that the Corporation reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Corporation holds illiquid investments, the illiquid investments may reduce the returns of the Corporation because the Corporation may be unable to transact at advantageous times or prices. An inability to sell securities, at the Corporation’s desired price or at all, can adversely affect the Corporation’s value or prevent the Corporation from being able to take advantage of other investment opportunities.

Privately Issued Securities Risk. The Corporation may invest in privately issued securities. Privately issued securities are securities that have not been registered under the Securities Act of 1933, as amended, and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Corporation.

Valuation Risk. The price the Corporation could receive upon the sale of a security or other asset may differ from the Corporation’s valuation of the security or other asset, particularly for securities or other assets for which there is no public market, that trade in low volume or volatile markets, or that are valued using an estimated fair

[27]

value methodology. In addition, the value of the securities or other assets in the Corporation’s portfolio may change on days or during time periods when stockholders will not be able to purchase or sell the Corporation’s shares.

Market Price of Shares Risk. Shares of common stock of closed-end investment companies like the Corporation often trade in the market at prices lower than (discount to) or higher than (premium to) their NAV. The Corporation cannot predict whether its listed stock will trade at, below or above NAV. Market price risk is a risk separate and distinct from the risk that the Corporation’s NAV will decrease. The Corporation’s shares have generally traded at a discount to the Corporation’s NAV.

In addition to NAV, the market price of shares may be affected by such factors as the Corporation’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Leverage Risk. The Corporation may borrow money from banks or financial institutions. The Corporation may borrow money to make additional investments or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends or other distributions and the settlement of securities transactions that otherwise might require untimely dispositions of the Corporation’s holdings. The use of borrowed money is known as “leverage.”

The use of leverage creates certain risks for the Corporation’s stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its NAV and the market price of its Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Corporation’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Corporation incurs capital losses, the return of the Corporation will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders could be reduced or potentially eliminated. The Corporation also may be required to sell investments in order to make interest or principal payments on borrowings used for leverage when it may be disadvantageous to do so.

Stockholder Concentration Risk. A significant portion of the Corporation’s shares are held by a private foundation. This may result in a decreased market for the Corporation’s shares or in downward pressure on the market price of the Corporation’s shares if the foundation decided to sell all or a significant portion of its holding. Either of these factors may lead to the Corporation’s shares trading at a lower price or at a larger discount to net asset value.

Dependence on Key Personnel Risk. The Corporation is internally-managed and has a small number of employees. The loss of the services of certain key employees without suitable replacement may adversely affect the operation of the Corporation.

Status as a Regulated Investment Company. The Corporation has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification requires, among other things, compliance by the Corporation with certain distribution and investment requirements. Failure by the Corporation to qualify as a regulated investment company could result in the Corporation paying corporate income taxes which would reduce the Corporation’s investment performance.

[28]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2023 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[29]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (72) Director since 2012	Managing Director, Scott-Macon Group, Inc. (investment banking)	None
SIMMS C. BROWNING (83) Director since 2005	Retired since 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (86) Director since 1982	Chairman, Clear Harbor Asset Management, LLC 2010-2020; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID M. POPPE (59) Director since 2020	President, Giverny Capital Asset Management since 2020; Private Investor, 2019; Chief Executive Officer, Ruane, Cuniff & Goldfarb (asset management) prior thereto	None
Interested Directors
JOHN C. HILL (50) Director since 2021	Chief Executive Officer, Central Securities Corporation; President since 2018; Vice President, 2016-2018; Analyst, Davis Advisors, prior thereto	None
WILMOT H. KIDD (82) Director since 1972	Chairman, Central Securities Corporation; Chief Executive Officer, 2018-2021; President, 1973-2018	Silvercrest Asset Management Group, Inc. (2013-2020)
WILMOT H. KIDD IV (44) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
MARLENE A. KRUMHOLZ (60)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (51)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (67)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
John C. Hill
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078, Providence, RI 02940-3078
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

(b) Not applicable.

Item 2.	Code of Ethics.
(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	Not applicable.
(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.
(e)	Not applicable.
(f)	This code of ethics is filed as an attachment on this form.

Item 3.	Audit Committee Financial Experts.
(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4.	Principal Accountant Fees and Services.

	2023		2022
Audit fees	$147,500	(1)	$141,500	(1)
Audit-related fees	0		0
Tax fees	30,100	(2)	29,000	(2)
All other fees	0		0
Total fees	$177,600		$170,500

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2023 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee or by a member of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder and David M. Poppe.

(b) Not applicable.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

●	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
●	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
●	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
●	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
●	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

●	We generally support stock option plans that are incentive based and not excessive.
●	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
●	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
●	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
●	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

●	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
●	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

●	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
●	We generally support share repurchase programs.
●	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
●	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

●	We generally support management’s proposals regarding the approval of independent auditors.
●	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

●	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
●	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Mr. John C. Hill, Chief Executive Officer and President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Hill has been Chief Executive Officer of the Corporation since January 1, 2022. He has also served as President of the Corporation since 2018. Mr. Hill joined the Corporation as a Vice President in 2016. He worked as an investment analyst with Davis Selected Advisers LP prior thereto. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Hill and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Hill’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Each of Mr. Hill’s and Mr. O’Neill’s bonus in 2023 was at the discretion of the Committee. Mr. Hill and Mr. O’Neill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2023, the value of Mr. Hill’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	37,112	$35.96	NA	NA
Month #4 (October 1 through October 31)	114,804	$35.61	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	151,916	$35.70	NA	NA

All purchases were made in open-market transactions.

Item 15. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 7, 2024.

Item 16. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.
(b)	Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(3)	Not Applicable.

(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ John C. Hill
John C. Hill
Chief Executive Officer

February 9, 2024

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ John C. Hill
John C. Hill
Chief Executive Officer

February 9, 2024

Date

By:	/s/ Lawrence P. Vogel
Lawrence P. Vogel
Vice President and Treasurer

February 9, 2024

Date